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                                                                EXHIBIT 10.14.4

                   SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of March 31, 1998, is entered into between COAST BUSINESS CREDIT, a division of Southern Pacific Thrift & Loan Association, a California corporation ("LENDER"), with a place of business at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, and UNIVERSAL INTERNATIONAL, INC., a Minnesota corporation ("UNIVERSAL") and ONLY DEALS, INC., a Minnesota corporation ("ODI", together with Universal, each a "BORROWER" and collectively, "BORROWERS"), each with its chief executive office located at 5000 Winnetka Avenue North, New Hope, Minnesota 55428.

                                       RECITAL

     A. Borrowers and Lender have previously entered into that certain Loan and Security Agreement dated as of June 6, 1997, as amended by that certain First Amendment to Loan and Security Agreement dated as of September 25, 1997 (collectively, the "LOAN AGREEMENT"), and pursuant to which Lender has made certain loan and financial accomodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

     B. Borrowers have requested Lender to (i) consent to the acquisition by 99 Cents Only Stores ("99 CENTS"), of one hundred percent (100%) of the issued and outstanding capital stock of Universal, (ii) amend the Loan Agreement to reflect that Universal Asset-Based Services, Inc., a Minnesota corporation ("UAS") is no longer a Borrower under the Loan Agreement, pursuant to that certain letter agreement from Lender to Borrowers dated January 14, 1998 (the "LETTER AGREEMENT") and (iii) waive compliance with the financial covenant pertaining to the Consolidated Tangible Net Worth of Borrowers and ONE during the period from April 1, 1998 through June 30, 1998.

     C. Lender is willing to make such amendment and waiver under the terms and conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. CONSENT TO STOCK ACQUISITION BY 99 CENTS. Except for the Event of Default explicitly waived by Section 3 of this Amendment, provided that no Event of Default or no event or condition which, with notice or passage of time or both, would constitute an Event of Default, has occurred and is continuing, and subject to the terms and conditions set forth herein, Lender hereby consents to the acquisition of one hundred percent (100%) of the issued and outstanding capital stock of Universal by 99 Cents.


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     2.   AMENDMENT TO LOAN AGREEMENT.  Any and all references to "Universal
Asset-Based Services, Inc." and/or "UAS" in the Loan Agreement and any notes, guarantees, security agreements and other agreements, documents and instruments executed and/or delivered in connection with the Loan Agreement (collectively with the Loan Agreement, the "LOAN DOCUMENTS") shall hereby be deleted, including, without limitation, in its entirety, subparagraph 3 (entitled, "REVOLVING LOANS BASED UPON UAS' BORROWING AVAILABILITY") set forth in paragraph d of Section 1(A) of the Schedule to the Loan Agreement. Pursuant to the Letter Agreement, Borrowers and Lender hereby acknowledge that UAS is no longer a "Borrower" under the Loan Agreement or a party to the Loan Agreement.

     3. WAIVER OF FINANCIAL COVENANT. Borrowers hereby acknowledge that, as of April 1, 1998, Borrowers were not in compliance with the financial covenant relating to the Consolidated Tangible Net Worth of Borrowers and ONE set forth in Paragraph 6 under the heading "Additional Covenants" in Section 7 of the Schedule to the Loan Agreement and that such non-compliance constitutes an Event of Default under the Loan Agreement. Lender hereby waives compliance by Borrowers with such Consolidated Tangible Net Worth covenant for the period commencing April 1, 1998 and ending June 30, 1998, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; PROVIDED, HOWEVER, that Lender shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrowers' violation or breach after June 30, 1998 of the Consolidated Tangible Net Worth covenant of Borrowers and ONE. The foregoing waiver is not a continuing waiver, and Lender does not by this waiver amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that Lender learns of any Event of Default which occurred prior to the date hereof (other than a breach of the covenant described above in this paragraph), Lender shall be free to exercise any and all of its various rights and remedies under the Loan Agreement.

     4. EFFECTIVENESS OF THIS AMENDMENT. Lender must have received the following items, in form and content acceptable to Lender, before this Amendment is effective and before Lender is required to extend any credit to Borrowers as provided for by this Amendment.

          (a) AMENDMENT. This Amendment fully executed in a sufficient number of counterparts for distribution to Lender and Borrowers.

          (b) AUTHORIZATIONS. Evidence that the execution, delivery and performance by each Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

          (c) REPRESENTATION AND WARRANTIES. The representations and warranties set forth in the Loan Agreement must be true and correct.

          (d) CONSENTS. Lender has received counterparts of the Consent appended hereto (the "CONSENT") executed by ONE (ONE, together with the Borrowers, each a "LOAN PARTY" and, collectively, the "LOAN PARTIES").


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          (e)  OTHER REQUIRED DOCUMENTATION.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

     5. REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants as follows:

          (a) AUTHORITY. Each Loan Party has the requisite corporate power and authority to execute and deliver this Amendment or the Consent, as applicable, and to perform its obligations hereunder and under the Loan Agreement and the other Loan Documents (as amended or modified hereby) to which it is a party.
The execution, delivery and performance by each Borrower of this Amendment and by ONE of the Consent, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

          (b) ENFORCEABILITY. This Amendment has been duly executed and delivered by each Borrower. The Consent has been duly executed and delivered by ONE. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

          (c) REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in each Loan Document (other than any such representation or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

          (d) NO DEFAULT. No event has occurred and is continuing that constitutes an Event of Default.

     6. CHOICE OF LAW. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California governing contracts only to be performed in that State.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     8. Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action,


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have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on such Borrower.

     9.   REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Lender.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     10. RATIFICATION. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.


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     11.  ESTOPPEL.  To induce Lender to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of such Borrower as against Lender with respect to the Obligations.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                        "BORROWERS"

                                        UNIVERSAL INTERNATIONAL, INC.,
                                        a Minnesota corporation

                                        By:/s/     DENNIS A. HILL
                                           -------------------------------------

                                        Title:           CFO
                                              ----------------------------------


                                        ONLY DEALS, INC.,
                                        a Minnesota corporation

                                        By:/s/     DENNIS A. HILL
                                           -------------------------------------

                                        Title:           CFO
                                              ----------------------------------


                                        "LENDER"

                                        COAST BUSINESS CREDIT, a division of
                                        Southern Pacific Thrift & Loan
                                        Association, a California corporation


                                        By: /s/ JOHN D. ANDREWS
                                           -------------------------------------


                                        Title: VICE PRESIDENT
                                              ----------------------------------


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                                       CONSENT

                              Dated as of March 31, 1998

     The undersigned, as Guarantor under the Limited Recourse Continuing Guaranty dated as of June 6, 1997 (the "GUARANTY"), hereby consents and agrees to the said Amendment and hereby confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of said Amendment, each reference int he Guaranty to the "Loan Agreement," "thereunder," "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended or modified by the said Amendment.

ODD'S-N-END'S, INC.
a Delaware corporation


By:/s/  DENNIS A. HILL
   -----------------------
Title:         CFO
      --------------------


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